EXHIBIT 99.26

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

z_eqmc0401_mkt - Price/Yield - M3                                 RABO BREAKEVEN

Balance $13,500,000.00               Delay                         24
Coupon                               Dated                         1/1/2004
Settle       1/29/2004               First Payment                 2/25/2004


                               FRM Prepay         75 *rabbo_frm_prepay         100 *rabbo_frm_prepay
                               ARM Prepay         75 *rabbo_arm_prepay         100 *rabbo_arm_prepay
                                  Default                    8.667 CDR                     9.115 CDR
                            Loss Severity                          50%                           50%
                        Servicer Advances                         100%                          100%
                          Liquidation Lag                           12                            12
                                    LIBOR                Forward LIBOR                 Forward LIBOR
                                 TRIGGERS                         100%                          100%
                      Optional Redemption                      Call (N)                      Call (N)

                                      WAL                        16.56                         13.44
                      Principal Writedown              2,222.83 (0.02%)              8,025.80 (0.06%)
       Total Collat Loss (Collat Maturity)      140,857,011.20 (15.65%)       120,205,077.00 (13.36%)
Total Collat Liquidation (Collat Maturity)      277,531,734.80 (30.84%)       237,056,274.08 (26.34%)

                               FRM Prepay           135 *rabbo_frm_prepay          75 *rabbo_frm_prepay
                               ARM Prepay           135 *rabbo_arm_prepay          75 *rabbo_arm_prepay
                                  Default                       9.813 CDR                     8.215 CDR
                            Loss Severity                             50%                           50%
                        Servicer Advances                            100%                          100%
                          Liquidation Lag                              12                            12
                                    LIBOR                   Forward LIBOR           Flat 12 Plus 400bps
                                 TRIGGERS                            100%                          100%
                      Optional Redemption                         Call (N)                      Call (N)

                                      WAL                           10.39                         16.78
                      Principal Writedown                 3,141.92 (0.02%)              7,258.30 (0.05%)
       Total Collat Loss (Collat Maturity)         101,579,293.36 (11.29%)       135,359,393.86 (15.04%)
Total Collat Liquidation (Collat Maturity)         200,463,056.20 (22.27%)       266,676,702.60 (29.63%)

                               FRM Prepay           100 *rabbo_frm_prepay         135 *rabbo_frm_prepay
                               ARM Prepay           100 *rabbo_arm_prepay         135 *rabbo_arm_prepay
                                  Default                       8.681 CDR                      9.41 CDR
                            Loss Severity                             50%                           50%
                        Servicer Advances                            100%                          100%
                          Liquidation Lag                              12                            12
                                    LIBOR             Flat 12 Plus 400bps           Flat 12 Plus 400bps
                                 TRIGGERS                            100%                          100%
                      Optional Redemption                         Call (N)                      Call (N)

                                      WAL                           13.59                         10.48
                      Principal Writedown                 4,716.68 (0.03%)              7,616.09 (0.06%)
       Total Collat Loss (Collat Maturity)         115,657,319.72 (12.85%)        98,073,340.89 (10.90%)
Total Collat Liquidation (Collat Maturity)         228,082,055.26 (25.34%)       193,545,881.93 (21.51%)

                               FRM Prepay            75 *rabbo_frm_prepay         100 *rabbo_frm_prepay
                               ARM Prepay            75 *rabbo_arm_prepay         100 *rabbo_arm_prepay
                                  Default                       6.488 CDR                     6.822 CDR
                            Loss Severity                             65%                           65%
                        Servicer Advances                            100%                          100%
                          Liquidation Lag                              12                            12
                                    LIBOR                   Forward LIBOR                 Forward LIBOR
                                 TRIGGERS                            100%                          100%
                      Optional Redemption                         Call (N)                      Call (N)

                                      WAL                           17.69                         14.24
                      Principal Writedown                16,309.56 (0.12%)              6,078.43 (0.05%)
       Total Collat Loss (Collat Maturity)         146,714,715.19 (16.30%)       123,562,169.33 (13.73%)
Total Collat Liquidation (Collat Maturity)         222,267,775.58 (24.70%)       187,395,493.14 (20.82%)

                               FRM Prepay           135 *rabbo_frm_prepay          75 *rabbo_frm_prepay
                               ARM Prepay           135 *rabbo_arm_prepay          75 *rabbo_arm_prepay
                                  Default                       7.354 CDR                     6.157 CDR
                            Loss Severity                             65%                           65%
                        Servicer Advances                            100%                          100%
                          Liquidation Lag                              12                            12
                                    LIBOR                   Forward LIBOR           Flat 12 Plus 400bps
                                 TRIGGERS                            100%                          100%
                      Optional Redemption                         Call (N)                      Call (N)

                                      WAL                           10.90                         17.86
                      Principal Writedown                 6,518.73 (0.05%)              8,090.98 (0.06%)
       Total Collat Loss (Collat Maturity)         103,216,217.61 (11.47%)       140,727,192.60 (15.64%)
Total Collat Liquidation (Collat Maturity)         156,664,763.07 (17.41%)       213,179,255.26 (23.69%)

                               FRM Prepay           100 *rabbo_frm_prepay         135 *rabbo_frm_prepay
                               ARM Prepay           100 *rabbo_arm_prepay         135 *rabbo_arm_prepay
                                  Default                       6.506 CDR                     7.056 CDR
                            Loss Severity                             65%                           65%
                        Servicer Advances                            100%                          100%
                          Liquidation Lag                              12                            12
                                    LIBOR             Flat 12 Plus 400bps           Flat 12 Plus 400bps
                                 TRIGGERS                            100%                          100%
                      Optional Redemption                         Call (N)                      Call (N)

                                      WAL                           14.36                         10.96
                      Principal Writedown                 4,077.04 (0.03%)                223.81 (0.00%)
       Total Collat Loss (Collat Maturity)         118,767,406.63 (13.20%)        99,556,727.32 (11.06%)
Total Collat Liquidation (Collat Maturity)         180,119,955.36 (20.01%)       151,112,060.71 (16.79%)


z_eqmc0401_mkt - Price/Yield - M4                                 RABO BREAKEVEN

Balance         $13,500,000.00   Delay                         24
Coupon                           Dated                         1/1/2004
Settle               1/29/2004   First Payment                 2/25/2004

                               FRM Prepay         75 *rabbo_frm_prepay         100 *rabbo_frm_prepay         135 *rabbo_frm_prepay
                               ARM Prepay         75 *rabbo_arm_prepay         100 *rabbo_arm_prepay         135 *rabbo_arm_prepay
                                  Default                    7.711 CDR                     7.938 CDR                     8.332 CDR
                            Loss Severity                          50%                           50%                           50%
                        Servicer Advances                         100%                          100%                          100%
                          Liquidation Lag                           12                            12                            12
                                    LIBOR                Forward LIBOR                 Forward LIBOR                 Forward LIBOR
                                 TRIGGERS                         100%                          100%                          100%
                      Optional Redemption                      Call (N)                      Call (N)                      Call (N)

                                      WAL                        17.06                         13.87                         10.72
                      Principal Writedown             12,820.01 (0.09%)              6,747.83 (0.05%)              1,924.83 (0.01%)
       Total Collat Loss (Collat Maturity)      129,044,521.64 (14.34%)       107,638,356.84 (11.96%)         88,443,441.69 (9.83%)
Total Collat Liquidation (Collat Maturity)      254,208,838.63 (28.25%)       212,245,228.17 (23.58%)       174,524,755.12 (19.39%)

                               FRM Prepay              75 *rabbo_frm_prepay     100 *rabbo_frm_prepay      135 *rabbo_frm_prepay
                               ARM Prepay              75 *rabbo_arm_prepay     100 *rabbo_arm_prepay      135 *rabbo_arm_prepay
                                  Default                         7.268 CDR                 7.519 CDR                  7.943 CDR
                            Loss Severity                               50%                       50%                        50%
                        Servicer Advances                              100%                      100%                       100%
                          Liquidation Lag                                12                        12                         12
                                    LIBOR               Flat 12 Plus 400bps       Flat 12 Plus 400bps        Flat 12 Plus 400bps
                                 TRIGGERS                              100%                      100%                       100%
                      Optional Redemption                           Call (N)                  Call (N)                   Call (N)

                                      WAL                             17.28                     14.02                      10.81
                      Principal Writedown                   2,123.52 (0.02%)         12,494.11 (0.09%)           7,209.85 (0.05%)
       Total Collat Loss (Collat Maturity)           123,326,670.85 (13.70%)   102,995,639.80 (11.44%)      84,885,267.49 (9.43%)
Total Collat Liquidation (Collat Maturity)           242,921,849.72 (26.99%)   203,084,714.49 (22.56%)    167,504,669.65 (18.61%)

                               FRM Prepay              75 *rabbo_frm_prepay     100 *rabbo_frm_prepay      135 *rabbo_frm_prepay
                               ARM Prepay              75 *rabbo_arm_prepay     100 *rabbo_arm_prepay      135 *rabbo_arm_prepay
                                  Default                         5.813 CDR                 5.983 CDR                   6.28 CDR
                            Loss Severity                               65%                       65%                        65%
                        Servicer Advances                              100%                      100%                       100%
                          Liquidation Lag                                12                        12                         12
                                    LIBOR                     Forward LIBOR             Forward LIBOR              Forward LIBOR
                                 TRIGGERS                              100%                      100%                       100%
                      Optional Redemption                           Call (N)                  Call (N)                   Call (N)

                                      WAL                             18.07                     14.59                      11.16
                      Principal Writedown                   2,542.74 (0.02%)         15,540.49 (0.12%)           8,428.79 (0.06%)
       Total Collat Loss (Collat Maturity)           134,370,531.15 (14.93%)   110,652,388.02 (12.29%)      89,830,909.17 (9.98%)
Total Collat Liquidation (Collat Maturity)           203,534,416.56 (22.61%)   167,798,182.28 (18.64%)    136,338,575.13 (15.15%)

                               FRM Prepay              75 *rabbo_frm_prepay     100 *rabbo_frm_prepay      135 *rabbo_frm_prepay
                               ARM Prepay              75 *rabbo_arm_prepay     100 *rabbo_arm_prepay      135 *rabbo_arm_prepay
                                  Default                         5.488 CDR                 5.673 CDR                  5.992 CDR
                            Loss Severity                               65%                       65%                        65%
                        Servicer Advances                              100%                      100%                       100%
                          Liquidation Lag                                12                        12                         12
                                    LIBOR               Flat 12 Plus 400bps       Flat 12 Plus 400bps        Flat 12 Plus 400bps
                                 TRIGGERS                              100%                      100%                       100%
                      Optional Redemption                           Call (N)                  Call (N)                   Call (N)

                                      WAL                             18.26                     14.70                      11.23
                      Principal Writedown                  15,382.39 (0.11%)          5,254.66 (0.04%)           1,229.90 (0.01%)
       Total Collat Loss (Collat Maturity)           128,224,344.19 (14.25%)   105,746,890.86 (11.75%)      86,157,532.35 (9.57%)
Total Collat Liquidation (Collat Maturity)           194,207,388.83 (21.58%)   160,355,386.53 (17.82%)    130,764,827.07 (14.53%)

z_eqmc0401_mkt - Price/Yield - B1                                 RABO BREAKEVEN

Balance         $11,250,000.00          Delay                         0
Coupon                                  Dated                         1/29/2004
Settle               1/29/2004          First Payment                 2/25/2004

                               FRM Prepay         75 *rabbo_frm_prepay         100 *rabbo_frm_prepay         135 *rabbo_frm_prepay
                               ARM Prepay         75 *rabbo_arm_prepay         100 *rabbo_arm_prepay         135 *rabbo_arm_prepay
                                  Default                    7.009 CDR                     7.054 CDR                     7.189 CDR
                            Loss Severity                          50%                           50%                           50%
                        Servicer Advances                         100%                          100%                          100%
                          Liquidation Lag                           12                            12                            12
                                    LIBOR                Forward LIBOR                 Forward LIBOR                 Forward LIBOR
                                 TRIGGERS                         100%                          100%                          100%
                      Optional Redemption                      Call (N)                      Call (N)                      Call (N)

                                      WAL                        17.99                         14.67                         11.35
                      Principal Writedown              9,979.46 (0.09%)                435.54 (0.00%)              2,659.09 (0.02%)
       Total Collat Loss (Collat Maturity)      119,909,770.83 (13.32%)        97,722,875.86 (10.86%)         77,840,745.85 (8.65%)
Total Collat Liquidation (Collat Maturity)      236,178,368.45 (26.24%)       192,672,874.02 (21.41%)       153,591,542.61 (17.07%)

                               FRM Prepay           75 *rabbo_frm_prepay         100 *rabbo_frm_prepay      135 *rabbo_frm_prepay
                               ARM Prepay           75 *rabbo_arm_prepay         100 *rabbo_arm_prepay      135 *rabbo_arm_prepay
                                  Default                      6.576 CDR                     6.644 CDR                  6.811 CDR
                            Loss Severity                            50%                           50%                        50%
                        Servicer Advances                           100%                          100%                       100%
                          Liquidation Lag                             12                            12                         12
                                    LIBOR            Flat 12 Plus 400bps           Flat 12 Plus 400bps        Flat 12 Plus 400bps
                                 TRIGGERS                           100%                          100%                       100%
                      Optional Redemption                        Call (N)                      Call (N)                   Call (N)

                                      WAL                          18.23                         14.83                      11.45
                      Principal Writedown               10,823.27 (0.10%)              3,440.27 (0.03%)           9,018.51 (0.08%)
       Total Collat Loss (Collat Maturity)        114,066,390.29 (12.67%)        92,980,077.17 (10.33%)      74,243,355.59 (8.25%)
Total Collat Liquidation (Collat Maturity)        224,646,136.80 (24.96%)       183,315,911.44 (20.37%)    146,494,252.19 (16.28%)

                               FRM Prepay           75 *rabbo_frm_prepay         100 *rabbo_frm_prepay      135 *rabbo_frm_prepay
                               ARM Prepay           75 *rabbo_arm_prepay         100 *rabbo_arm_prepay      135 *rabbo_arm_prepay
                                  Default                      5.317 CDR                     5.348 CDR                  5.446 CDR
                            Loss Severity                            65%                           65%                        65%
                        Servicer Advances                           100%                          100%                       100%
                          Liquidation Lag                             12                            12                         12
                                    LIBOR                  Forward LIBOR                 Forward LIBOR              Forward LIBOR
                                 TRIGGERS                           100%                          100%                       100%
                      Optional Redemption                        Call (N)                      Call (N)                   Call (N)

                                      WAL                          18.93                         15.34                      11.75
                      Principal Writedown                    0.00 (0.00%)             17,990.16 (0.16%)           3,229.33 (0.03%)
       Total Collat Loss (Collat Maturity)        124,941,841.54 (13.88%)       100,513,026.53 (11.17%)      79,078,379.28 (8.79%)
Total Collat Liquidation (Collat Maturity)        189,229,272.78 (21.03%)       152,409,211.05 (16.93%)    120,012,342.02 (13.33%)

                               FRM Prepay           75 *rabbo_frm_prepay         100 *rabbo_frm_prepay      135 *rabbo_frm_prepay
                               ARM Prepay           75 *rabbo_arm_prepay         100 *rabbo_arm_prepay      135 *rabbo_arm_prepay
                                  Default                      4.995 CDR                     5.041 CDR                  5.164 CDR
                            Loss Severity                            65%                           65%                        65%
                        Servicer Advances                           100%                          100%                       100%
                          Liquidation Lag                             12                            12                         12
                                    LIBOR            Flat 12 Plus 400bps           Flat 12 Plus 400bps        Flat 12 Plus 400bps
                                 TRIGGERS                           100%                          100%                       100%
                      Optional Redemption                        Call (N)                      Call (N)                   Call (N)

                                      WAL                          19.14                         15.46                      11.82
                      Principal Writedown               11,101.22 (0.10%)             11,434.60 (0.10%)           1,900.99 (0.02%)
       Total Collat Loss (Collat Maturity)        118,646,412.12 (13.18%)        95,494,973.38 (10.61%)      75,371,896.03 (8.37%)
Total Collat Liquidation (Collat Maturity)        179,677,740.80 (19.96%)       144,796,346.71 (16.09%)    114,388,389.42 (12.71%)


z_eqmc0401_mkt - Price/Yield - B2                                 RABO BREAKEVEN

Balance         $11,250,000.00  Delay                         0
Coupon                          Dated                         1/29/2004
Settle               1/29/2004  First Payment                 2/25/2004

                               FRM Prepay         75 *rabbo_frm_prepay         100 *rabbo_frm_prepay         135 *rabbo_frm_prepay
                               ARM Prepay         75 *rabbo_arm_prepay         100 *rabbo_arm_prepay         135 *rabbo_arm_prepay
                                  Default                    6.517 CDR                      6.39 CDR                     6.272 CDR
                            Loss Severity                          50%                           50%                           50%
                        Servicer Advances                         100%                          100%                          100%
                          Liquidation Lag                           12                            12                            12
                                    LIBOR                Forward LIBOR                 Forward LIBOR                 Forward LIBOR
                                 TRIGGERS                         100%                          100%                          100%
                      Optional Redemption                      Call (N)                      Call (N)                      Call (N)

                                      WAL                        18.37                         14.99                         11.62
                      Principal Writedown             60,569.32 (0.54%)              7,858.55 (0.07%)             12,998.50 (0.12%)
       Total Collat Loss (Collat Maturity)      113,259,216.05 (12.58%)        89,987,603.74 (10.00%)         69,022,849.65 (7.67%)
Total Collat Liquidation (Collat Maturity)      223,054,358.94 (24.78%)       177,406,748.67 (19.71%)       136,184,264.33 (15.13%)

                               FRM Prepay           75 *rabbo_frm_prepay         100 *rabbo_frm_prepay       135 *rabbo_frm_prepay
                               ARM Prepay           75 *rabbo_arm_prepay         100 *rabbo_arm_prepay       135 *rabbo_arm_prepay
                                  Default                      6.094 CDR                     5.991 CDR                   5.903 CDR
                            Loss Severity                            50%                           50%                         50%
                        Servicer Advances                           100%                          100%                        100%
                          Liquidation Lag                             12                            12                          12
                                    LIBOR            Flat 12 Plus 400bps           Flat 12 Plus 400bps         Flat 12 Plus 400bps
                                 TRIGGERS                           100%                          100%                        100%
                      Optional Redemption                        Call (N)                      Call (N)                    Call (N)

                                      WAL                          18.60                         15.17                       11.71
                      Principal Writedown               59,845.59 (0.53%)             36,328.75 (0.32%)            9,097.19 (0.08%)
       Total Collat Loss (Collat Maturity)        107,367,119.06 (11.93%)         85,218,030.05 (9.47%)       65,395,373.79 (7.27%)
Total Collat Liquidation (Collat Maturity)        211,427,980.72 (23.49%)       167,997,898.49 (18.67%)     129,027,804.85 (14.34%)

                               FRM Prepay           75 *rabbo_frm_prepay         100 *rabbo_frm_prepay       135 *rabbo_frm_prepay
                               ARM Prepay           75 *rabbo_arm_prepay         100 *rabbo_arm_prepay       135 *rabbo_arm_prepay
                                  Default                      4.972 CDR                     4.871 CDR                   4.776 CDR
                            Loss Severity                            65%                           65%                         65%
                        Servicer Advances                           100%                          100%                        100%
                          Liquidation Lag                             12                            12                          12
                                    LIBOR                  Forward LIBOR                 Forward LIBOR               Forward LIBOR
                                 TRIGGERS                           100%                          100%                        100%
                      Optional Redemption                        Call (N)                      Call (N)                    Call (N)

                                      WAL                          19.25                         15.61                       11.98
                      Principal Writedown               36,517.82 (0.32%)             25,235.01 (0.22%)           23,445.13 (0.21%)
       Total Collat Loss (Collat Maturity)        118,195,790.86 (13.13%)        92,677,172.00 (10.30%)       70,202,378.80 (7.80%)
Total Collat Liquidation (Collat Maturity)        178,996,219.26 (19.89%)       140,518,093.79 (15.61%)     106,536,705.82 (11.84%)


                               FRM Prepay           75 *rabbo_frm_prepay         100 *rabbo_frm_prepay       135 *rabbo_frm_prepay
                               ARM Prepay           75 *rabbo_arm_prepay         100 *rabbo_arm_prepay       135 *rabbo_arm_prepay
                                  Default                      4.656 CDR                      4.57 CDR                   4.499 CDR
                            Loss Severity                            65%                           65%                         65%
                        Servicer Advances                           100%                          100%                        100%
                          Liquidation Lag                             12                            12                          12
                                    LIBOR            Flat 12 Plus 400bps           Flat 12 Plus 400bps         Flat 12 Plus 400bps
                                 TRIGGERS                           100%                          100%                        100%
                      Optional Redemption                        Call (N)                      Call (N)                    Call (N)

                                      WAL                          19.45                         15.72                       12.05
                      Principal Writedown               68,067.38 (0.61%)              7,366.33 (0.07%)           14,229.14 (0.13%)
       Total Collat Loss (Collat Maturity)        111,872,042.92 (12.43%)         87,634,777.26 (9.74%)       66,471,425.14 (7.39%)
Total Collat Liquidation (Collat Maturity)        169,403,180.64 (18.82%)       132,868,933.87 (14.76%)     100,875,676.43 (11.21%)
